UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 25, 2023

KRONOS WORLDWIDE, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-31763	76-0294959
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

5430 LBJ Freeway, Suite 1700, Dallas, Texas (Address of principal executive offices)	75240-2620 (Zip Code)

Registrant’s telephone number, including area code

(972) 233-1700

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	KRO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 of this Form 8-K is incorporated herein by reference.

Item 5.03Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At its meeting on October 25, 2023, the registrant’s board of directors amended and restated the registrant’s bylaws effective October 25, 2023, to make changes as described below.

●	Procedural mechanics and disclosure and delivery requirements in connection with stockholder nominations of directors and submission of stockholder proposals have been enhanced, including to reference the Securities and Exchange Commission (“SEC”) rules regarding universal proxy cards that became effective in 2022.

●	For director nominations by stockholders and for proposals to be brought at the annual meeting of stockholders, the required advance notice window period in most cases is now between 120 and 150 days in advance of the anniversary of the previous year's annual meeting (instead of the previous general deadline of 45 days before the anniversary of the earlier of mailed notice for, or public disclosure of the date of, the last annual meeting). This window also applies for timely notice of director nominations for inclusion on a universal proxy card. For the 2024 annual meeting, such nominations or proposals must in most cases be delivered to or mailed and received at the principal executive offices of the registrant no earlier than December 19, 2023 and no later than January 18, 2024. (The separate, earlier deadline for stockholders to request inclusion of proposals in the registrant’s proxy statement pursuant to SEC Rule 14a-8 is not affected by the bylaws and is unchanged.)

●	Some procedures around the calling of a special meeting by stockholders have been clarified.

●	The provision regarding providing a list of stockholders has been updated to reflect changes to Delaware law.

●	A section regarding adjournment of stockholder meetings has been added and reflects some recent changes to Delaware law, including addressing an adjournment caused by a technological issue with the meeting platform in the case of a virtual meeting.

●	Statements that reference the applicable stockholder voting standards (unchanged from the statutory default standards) have been added.

●	An election has been added to be governed by Delaware General Corporation Law Section 141(c)(2) with respect to committees of the board of directors.

●	The amended and restated bylaws also include other clerical and conforming updates.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the complete text of the registrant’s bylaws as amended and restated on October 25, 2023, which are filed as Exhibit 3.1 to this current report.

Item 7.01	Regulation FD Disclosure.

The registrant hereby furnishes the information set forth in its press release issued on October 25, 2023, a copy of which is attached as Exhibit 99.1 and incorporated herein by reference.

The press release the registrant furnishes as Exhibit 99.1 to this current report is not deemed “filed” for purposes of section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Registration statements or other documents filed with the U.S. Securities and Exchange Commission shall not incorporate this information by reference, except as otherwise expressly stated in such filing.

Item 9.01Financial Statements and Exhibits.

(d)	Exhibits

	Item No.	Exhibit Index

	3.1	Bylaws of Kronos Worldwide, Inc. (Amended and Restated as of October 25, 2023).

	99.1	Press release dated October 25, 2023, and issued by the registrant.

	104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KRONOS WORLDWIDE, INC.
(Registrant)

Date: October 25, 2023	By:	/s/ Tim C. Hafer
Tim C. Hafer,
Executive Vice President and Chief Financial Officer